UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2022

EQT CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (412) 553-5700

(Former name or former address, if changed since last report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.          Other Events.

EQT Corporation (EQT or the Company) is filing this Current Report on Form 8-K (this Form 8-K) to recast certain financial information of the Company that was previously filed with the Securities and Exchange Commission (SEC) by the Company on February 10, 2022 in its Annual Report on Form 10-K for the year ended December 31, 2021 (the 2021 Form 10-K). As recast, such financial information reflects the adoption of Accounting Standards Update No. 2020-06 (ASU 2020-06) by the Company effective January 1, 2022 on a fully retrospective basis.

In Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference, the Company has updated the following items of the 2021 Form 10-K to retrospectively reflect this change in accounting principle:
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 8. Financial Statements and Supplementary Data
◦Statements of Consolidated Operations
◦Statements of Consolidated Comprehensive Loss
◦Consolidated Balance Sheets
◦Statements of Consolidated Cash Flows
◦Statements of Consolidated Equity
◦Note 1 - Summary of Significant Accounting Policies
◦Note 4 - Fair Value Measurements
◦Note 9 - Income Taxes
◦Note 10 - Debt

This Form 8‐K should be read in conjunction with the 2021 Form 10‐K, with revisions to the 2021 Form 10-K included in Exhibit 99.1 of this Form 8-K superseding the corresponding sections of the 2021 Form 10‐K. Except to reflect the matters specifically noted above, this Form 8‐K does not reflect events occurring after February 10, 2022 (the date on which the Company filed the 2021 Form 10‐K), and does not modify or update the disclosures therein in any way. More current information is contained in the Company’s subsequent filings with the SEC, including its Quarterly Report on Form 10‐Q for the quarterly period ended March 31, 2022, which was filed with the SEC on April 28, 2022.
Item 9.01.          Financial Statements and Exhibits.
(d) Exhibits.
23.01    Consent of Independent Registered Public Accounting Firm.
23.02    Consent of Netherland, Sewell & Associates, Inc.
99.1    Items from the 2021 Form 10-K, updated to reflect the adoption of ASU 2020-06: Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Part II, Item 8. "Financial Statements and Supplementary Data."
101    Interactive Data File.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
(Registrant)

By:	/s/ David M. Khani
David M. Khani
Chief Financial Officer
 Date:  April 28, 2022